================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               MAXUS INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               MAXUS EQUITY FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MAXUS LAUREATE FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 2, 1998

     A Special Meeting of Shareholders of each Fund listed above will be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio, at 6:00 p.m., local time, on Monday, March 2, 1998 for the following purposes:

     1. To elect five Trustees for each Fund.

     2. To consider and act upon a proposal to adopt an Amended and Restated Declaration of Trust for each Fund.

     3. To consider and act upon a proposal to adopt a Distribution and Shareholder Servicing Plan for each Fund.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on January 28, 1998 are entitled to vote at the meeting or any adjournment thereof.

                                          Robert W. Curtin,
                                          Secretary

Cleveland, Ohio
January 30, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (OR CARDS IF YOU OWN SHARES IN MORE THAN ONE
FUND). YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     The accompanying proxy (or proxies if you own shares in more than one Fund) is solicited by the Trustees of Maxus Income Fund, Maxus Equity Fund and Maxus Laureate Fund (each a "Fund" and collectively the "Funds") for use at a Special Meeting of Shareholders of the Funds, to be held jointly at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio at 6:00 p.m., local time, on March 2, 1998.

     Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. Shareholders of record as of the close of business on the record date, January 28, 1998, are entitled to vote at the Special Meeting or any adjournment thereof. As of that date, there were issued and outstanding shares of beneficial interest of each Fund in the following amounts, each of which is entitled to one vote at the Special Meeting: Maxus Income Fund, 3,358,677; Maxus Equity Fund, 3,158,273; and Maxus Laureate Fund, 312,642.

     This proxy statement and the accompanying proxy card(s) are being mailed to shareholders on or about January 30, 1998.

     THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THEIR ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING JUSTINE MARQUIT, MAXUS INVESTMENT GROUP, THE TOWER AT ERIEVIEW, 36TH FLOOR, 1301 EAST NINTH STREET, CLEVELAND, OHIO 44114 (CALL TOLL-FREE 1-800-44-MAXUS).

                              SUMMARY OF PROPOSALS

     The following table summarizes the proposals described in this Proxy Statement and indicates whether or not a Fund's shareholders are solicited with respect to each proposal:

                                            MAXUS INCOME      MAXUS EQUITY      MAXUS LAUREATE
                   PROPOSALS                    FUND              FUND               FUND
---------------------------------------     ------------      ------------      --------------
1. Elect Trustees                                Yes               Yes                Yes
2. Adopt Amended and Restated
   Declaration of Trust                          Yes               Yes                Yes
3. Adopt Distribution and Shareholder
   Services Plan                                 Yes               Yes                Yes

     Shareholders of each Fund will vote separately with respect to each proposal upon which such shareholders are eligible to vote.

PROPOSAL 1. ELECTION OF TRUSTEES

     It is the intention of the persons named in the accompanying proxy card (or cards) to vote at the Special Meeting for the election of the nominees named below as Trustees of each Fund. If Proposal 2 is adopted at the Special Meeting, such nominees will, if elected, serve for an indefinite term. If Proposal 2 is not adopted at the Special Meeting, such nominees will, if elected, serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election. The affirmative vote of holders of a majority of shares represented at the meeting is required for election of such nominees.

INFORMATION CONCERNING NOMINEES

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the records of the Funds:

                                                                             NUMBER AND
                                   PRINCIPAL OCCUPATION                 PERCENTAGE OF SHARES
  NAME AND POSITION               DURING PAST FIVE YEARS              BENEFICIALLY OWNED (1);
  WITH THE FUNDS (1)                     AND AGE                           TRUSTEE SINCE
----------------------  ------------------------------------------  ----------------------------
Richard A. Barone*      President of Maxus Securities Corp          Income: 75,109 (2.2%); 1985
Chairman                (broker-dealer), Maxus Asset Management     Equity: 70,180 (2.3%); 1989
                        Inc. (investment adviser) and Resource      Laureate: 10,090 (3.1%); 1993
                        Management Inc., dba Maxus Investment
                        Group (financial services); Age 56.

Denis J. Amato*         Chief Investment Officer, Gelfand.Maxus     Income: 937 (2); 1998
Trustee                 Asset Management, Inc. (investment          Equity: 0; 1998
                        adviser) since 1997; previously, Managing   Laureate: 0; 1998
                        Director, Gelfand Partners Asset
                        Management (investment adviser); Age 52.

Burton D. Morgan        Chairman, Morgan Bank (Hudson, Ohio);       Income: 10,144 (2); 1987
Trustee                 President, Basic Search Inc. (venture       Equity: 0; 1991
                        capital); Chairman, Multi-Color             Laureate: 1 (2); 1993
                        Corporation (printing); Chairman, Morgan
                        Funshares, Inc. (mutual fund); Age 81.

Murlan J. Murphy, Jr.   Independent Investor; Age 51.               Income: 0; 1997
Trustee                                                             Equity: 91 (2); 1997
                                                                    Laureate: 0; 1997

Michael A. Rossi        Certified Public Accountant; Age 43.        Income: 0; 1989
Trustee                                                             Equity: 693 (2); 1990
                                                                    Laureate: 0; 1993

* Mr. Barone and Mr. Amato are "interested persons" as defined by the Investment Company Act of 1940 (the "Act") of each Fund by reason of their relationship with Maxus Asset Management Inc.

(1) Shares beneficially owned as of December 31, 1997.

(2) Constitutes less than 1% of outstanding shares.

     As of December 31, 1997, all seven officers and Trustees as a group beneficially owned the following numbers of shares (and percentages of outstanding shares) of each Fund: Maxus Income Fund, 86,431 (2.5%); Maxus Equity Fund, 72,764 (2.4%) and Maxus Laureate Fund, 10,091 (3.1%).

     Four meetings of the Board of Trustees of each Fund were held during 1997. Each incumbent Trustee attended at least 75% of the meetings of the Board of Trustees during the year except Michael A. Rossi.

     None of the Funds has a standing audit committee or nominating committee of the Board of Trustees.

EXECUTIVE OFFICERS

     In addition to the Chairman of the Board (Mr. Barone), each Fund has the following executive officers:

NAME AND POSITION                            PRINCIPAL OCCUPATION DURING
WITH THE FUNDS (1)                             PAST FIVE YEARS AND AGE
------------------      ----------------------------------------------------------------------
Robert J. Conrad,       Vice President, Resource Management Inc.; formerly Vice President,
Vice President          American Income Plus; Age 34.

Robert W. Curtin,       Senior Vice President and Secretary, Maxus Securities Corp.; formerly
Secretary               Executive Vice President, Roulston & Company, Inc.; Age 53.

(1) Mr. Conrad has served since 1998 and Mr. Curtin has served since 1994.

COMPENSATION OF TRUSTEES

     During 1997, each Fund paid a fee of $100 for each Board or shareholders meeting attended by each Trustee who is not an interested person of Maxus Asset Management Inc. ("MAM"). Such fees, which were the only compensation or benefits paid to incumbent Trustees, are summarized in the following table:

                               COMPENSATION TABLE

                                                      AGGREGATE       TOTAL COMPENSATION
                                                     COMPENSATION       FROM ALL FUNDS
                    NAME OF TRUSTEE*                FROM EACH FUND     PAID TO TRUSTEES
        -----------------------------------------   --------------    ------------------
        Richard A. Barone                                $  0               $    0
        Burton D. Morgan                                 $400               $1,200
        Murlan J. Murphy, Jr.                            $200               $  600
        Michael A. Rossi                                 $200               $  600

* Denis J. Amato was not a Trustee during 1997.

     As of January 1, 1998, each Trustee who is not an interested person of MAM will receive from each Fund the following fees for each Board or shareholder meeting attended: $100 per meeting if the net assets of such Fund are under $10,000,000; $200 per meeting if the net assets of such Fund are between $10,000,000 and $50,000,000; or $300 per meeting if the net assets of such Fund are over $50,000,000.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

     The investments of each Fund are managed by MAM pursuant to an Investment Advisory and Administration Agreement (the "Agreement"). The Agreement provides that as compensation for its services to each Fund, MAM is entitled to receive from the Fund an annual fee of 1% of the first $150,000,000 of such Fund's average daily net asset value and 0.75% of average daily net asset value in excess of $150,000,000, payable monthly. For 1997, MAM received management fees from each Fund in the following amounts: Maxus Income Fund, $358,680; Maxus Equity Fund, $471,080; and Maxus Laureate Fund, $13,924.

     MAM is a wholly-owned subsidiary of Resource Management Inc. ("RMI"). Richard A. Barone, Chairman of each Fund, is the president and controlling shareholder of RMI. Mr. Barone is the principal executive officer (president) and a Director of MAM.

     The Distributor of each Fund is Maxus Securities Corp ("MSC"), a wholly-owned subsidiary of RMI. The address of MSC is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

TRANSFER AGENCY, PORTFOLIO PRICING AND RELATED SERVICES

     Each Fund has entered into an Administration Agreement with Maxus Information Systems, Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, pursuant to which MIS has agreed to act as each Fund's Transfer, Redemption and Dividend Disbursing Agent. In addition, each Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services. MIS is a subsidiary of RMI, the parent company of MAM. For 1997, the Funds paid MIS the following amounts under the Administration Agreement and the Accounting Services Agreement: Maxus Income Fund, $42,363; Maxus Equity Fund, $44,569; and Maxus Laureate Fund, $21,533.

PROPOSAL 2. ADOPTION OF AMENDED AND RESTATED DECLARATION OF TRUST

     The Trustees recommend that the shareholders of each Fund approve the adoption of a Second Amended and Restated Declaration of Trust for Maxus Income Fund (attached to this Proxy Statement as Exhibit A) and an Amended and Restated Declaration of Trust (in form identical to Exhibit A except for the Fund name) for each of Maxus Equity Fund and Maxus Laureate Fund. These instruments are referred to collectively as the "Amended Declaration."

     The principal reasons for adoption of the Amended Declaration are to create a series and multi-class structure for the shares of each Fund and to eliminate the requirement for holding annual meetings of shareholders.

SERIES STRUCTURE

     At present, each Fund is authorized to issue shares of only a single portfolio. The Amended Declaration would allow the issuance of multiple series of shares so that each Fund can offer investment portfolios other than the current Funds. This structure allows one business trust to offer several mutual funds, each identified as a separate series of shares. By the Amended Declaration, the Trustees would have the authority, without further shareholder approval, to create series of shares which each represent distinct portfolios of investments with their own separate investment objectives and policies.

     Assets and liabilities of a series of shares are distinct and separate from other series, although certain expenses of the business trust not identifiable to a series are allocated among the series pro rata. Each series of shares has its own net asset value. Shareholders of each series vote on matters specifically applicable to the series, including such matters as approval of management agreements and distribution plans. On matters affecting the business trust as a whole, such as approval of auditors and election of Trustees, all series would vote as a group.

     At the present time, the Trustees have not authorized the creation of additional series of shares and have no current intention to do so.

MULTI-CLASS STRUCTURE

     A multi-class structure involves the issuance of two or more classes of shares within each series of shares. Each class has a different arrangement for shareholder services or the distribution of shares or both, and pays all of the expenses of that arrangement. The purpose of the multi-class structure is to (i) facilitate distribution of each Fund's shares; (ii) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; (iii) enable investors to choose the option best suited to their individual situations, thereby attracting new investors and assets to the Funds to the benefit of the Funds and their shareholders; and (iv) permit possible economies of scale through increased size of the Funds.

     By the Amended Declaration, the Trustees would have the authority, without further shareholder approval, to create classes of shares with such preferences, rights and privileges as the Trustees determine, subject to the requirements of the Investment Company Act of 1940 (the "1940 Act"). Specific classes of shares may or may not be available to any particular group or type of investors.

     Subject to shareholder approval of the Amended Declaration, the Board has approved a proposal to begin offering shares in the multi-class structure upon effectiveness of a registration statement filed with the Securities and Exchange Commission. Two "classes" of shares of each Fund would be authorized and designated "Investor Shares" and "Institutional Shares". Presently outstanding shares would be reclassified as Investor Shares, which would have the same fee structure as the current shares of each Fund and would continue to be offered to all investors with a minimum initial investment of $1,000. Institutional Shares would be offered without a distribution or "12b-1" fee and would be offered solely to certain financial institutions meeting certain requirements established by the Fund, with a minimum initial investment of $1,000,000. The Trustees have determined that this structure should enable the Funds to attract additional investments by institutional investors, to the benefit of the Funds and all of their shareholders

     IMPLEMENTATION OF THE MULTI-CLASS STRUCTURE WOULD NOT ALTER THE RIGHTS AND PRIVILEGES OF THE CURRENT SHAREHOLDERS OF ANY OF THE FUNDS, NOR WILL IT AFFECT THE NET ASSET VALUE OF A CURRENT SHAREHOLDER'S INVESTMENT IN ANY OF THE FUNDS.

ANNUAL SHAREHOLDER MEETINGS

     The existing declaration of trust of each Fund requires each Fund to hold an annual meeting of shareholders for the purpose of electing Trustees. The holding of an annual meeting is not required by law and involves legal, printing and other expenses which are borne by the Fund and its shareholders. The Trustees have determined that it would be in the best interests of each Fund and its shareholders to eliminate the annual meeting requirement and thereby avoid those expenses.

     Under the Amended Declaration, the annual meeting requirement would be eliminated and Trustees would serve for an indefinite term. However, shareholders of each Fund would continue to have the right to vote at special meetings of shareholders required to be called by such Fund with respect to certain matters specified by the 1940 Act and the Amended Declaration.

     The affirmative vote of a majority of the outstanding shares of each Fund is required to approve this proposal.

     THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDED DECLARATION.

PROPOSAL 3. ADOPTION OF NEW DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     Each Fund has a Plan of Distribution pursuant to Rule 12b-1 (the "Existing Plan"), pursuant to which each Fund may bear the expenses of certain activities primarily intended to result in the sale of Fund shares to the public. Under the Existing Plan, each Fund may expend as much as .50% of its average net assets annually. The Existing Plan of each Fund was adopted on the following dates:
Maxus Income Fund, adopted January 23, 1985 and last amended March 21, 1993; Maxus Equity Fund, adopted August 16, 1989 and last amended March 21, 1993; and Maxus Laureate Fund, adopted February 10, 1993.

     Pursuant to the Existing Plan, each Fund is a party to a Distribution Agreement with Maxus Securities Corp ("MSC"). MSC is a wholly-owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of each Fund. The Distribution Agreement (i) provides for the payment by the Fund to MSC of a distribution fee of .25% of average net assets (payable without regard to the amount of expenses incurred by MSC) and (ii) authorizes MSC to make payments for activities and expenses permitted by the Plan and provides that the Fund shall reimburse MSC for such expenditures, in addition to payment of the distribution fee. In 1997, Maxus Income Fund, Maxus Equity Fund and Maxus Laureate Fund paid distribution fees and reimbursements to MSC in the amounts of $179,342, $235,541 and $18,091, respectively, constituting .50% of the average net assets of each Fund.

     In light of the proposals to implement the multi-class structure as discussed above under Proposal 2, on November 19, 1997 the Trustees approved, subject to shareholder approval, a new Distribution and Shareholder Servicing Plan (the "New Plan"), which would supersede the Existing Plan. The principal purpose of the New Plan is to conform to the multi-class structure by providing that the services thereunder be provided only to holders of Investor Shares and that only the Investor Shares would bear distribution expenses. The Trustees determined that the New Plan would benefit the Funds and their shareholders by enabling the Funds to attract additional investments by institutional investors, while not increasing the amount of expenses borne by existing shareholders. Distribution expenses under the New Plan would continue to be limited to .50% of average net assets of the Investor Shares of each Fund. A copy of the New Plan of Maxus Income Fund is attached hereto as Exhibit B; the New Plans of Maxus Equity Fund and Maxus Laureate Fund are identical except for the name of the Fund. The New Plan of each Fund would become effective concurrently with the Amended Declaration of each Fund.

     The Trustees also have approved a new Distribution Agreement between each Fund and MSC, subject to approval by shareholders of the New Plan. Under the new Distribution Agreement, pursuant to the New Plan the Fund would pay MSC a distribution and shareholder servicing fee of .50% of average net assets of the Investor Shares, payable without regard to the amount of expenses incurred by MSC.

     THE NEW PLAN WILL NOT INCREASE THE AMOUNT OF EXPENSES BORNE BY EXISTING SHAREHOLDERS OF ANY OF THE FUNDS.

     The affirmative vote of at least 67% of the shares of each Fund represented at the meeting (if more than 50% of the outstanding shares of such Fund entitled to vote are represented at the meeting) or a majority of the outstanding shares of such Fund, whichever is less, is required to approve this proposal.

     THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW PLAN.

                              BENEFICIAL OWNERSHIP

     As of December 31, 1997, the only person known by Maxus Income Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund was Select Restaurant Acquisitions Corp., 30050 Chagrin Boulevard, Pepper Pike, Ohio 44124, which owned 197,455 shares (5.8% of the outstanding shares) as of that date.

     As of December 31, 1997, no person was known by Maxus Equity Fund or Maxus Laureate Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund.

                                 OTHER MATTERS

     The Trustees know of no business to be brought before the meeting except as set forth above. If, however, any other matters properly come before the meeting, the persons named in the enclosed proxy card(s) intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

     Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy by submitting a notice of revocation to the Secretary of the Funds. In addition, a shareholder present at the meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Trustees and for each of the Proposals described in this Proxy Statement.

                            SOLICITATION OF PROXIES

     Proxies will be solicited by mail and may also be solicited in person or by telephone by officers or Trustees of the Funds. The cost of preparing and mailing this statement and the accompanying proxy card(s) will be borne by the Funds.

     Although neither Ohio law nor the Declaration of Trust or By-laws of the Funds specifically provide for such matters, the policy and practice of each Fund is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Special Meeting, and (ii) abstentions and broker nonvotes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

     If Proposal 2 is adopted at the Special Meeting, the Funds will not be required to hold an annual meeting of shareholders, but the Funds will be required to call a special meeting of shareholders under certain circumstances. See "Proposal 2. Adoption of Amended and Restated Declaration of Trust -- Annual Shareholder Meetings".

     Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Funds must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.

     The mailing address of the Funds is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

                                          By order of the Trustees

                                          Robert W. Curtin,
                                          Secretary

January 30, 1998

                                                                     EXHIBIT "A"

                          SECOND AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                               MAXUS INCOME FUND

     THIS SECOND AMENDED AND RESTATED DECLARATION OF TRUST is made this 12th day of January, 1998 by the Trustees hereunder (hereinafter with any additional and successor trustees referred to as the "Trustees") and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

                                  WITNESSETH:

     WHEREAS, this instrument amends and restates the First Amended and Restated Declaration of Trust of Maxus Income Fund dated January 23, 1985, as amended, which is amended and restated in its entirety to read as hereinafter provided; and

     WHEREAS, this instrument shall be effective upon the approval hereof by a majority of the outstanding shares of the Trust and upon the filing of this instrument with the Secretary of State of Ohio; and

     WHEREAS, the Trustees have formed an unincorporated association in the form of a business trust under the laws of the State of Ohio for the investment and reinvestment of funds contributed thereto; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of an Ohio business trust in accordance with the provisions hereinafter set forth.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares, whether or not certificated, in this Trust as hereinafter set forth.

                                   ARTICLE I

                              NAME AND DEFINITIONS

     SECTION 1. Name. This Trust shall be known as "Maxus Income Fund".

     SECTION 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) The term "Commission" shall have the meaning provided in the 1940 Act;

          (b) The "Trust" refers to the Ohio business trust established by this Declaration of Trust, as amended from time to time;

          (c) "Shareholder" means a record owner of Shares of the Trust;

          (d) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equally proportionate transferable units into which each series or class of Shares shall be divided from time to time, and includes a fraction of a Share as well as a whole Share;

          (e) The "1940 Act" refers to the Investment Company Act of 1940, and the Rules and Regulations thereunder, all as amended from time to time;

          (f) The term "Manager" is defined in Article IV, Section 5;

          (g) The term "Person" shall mean an individual or any corporation, partnership, joint venture, trust or other enterprise;

          (h) "Declaration of Trust" shall mean this Second Amended and Restated Declaration of Trust as amended or restated from time to time;

          (i) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time;

          (j) The term "series" or "series of Shares" refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

          (k) The term "class" or "class of Shares" refers to the division of Shares representing any series into two or more classes as provided in
     Article III, Section 1 hereof.

                                   ARTICLE II

                               PURPOSES OF TRUST

     This Trust is formed for the following purpose or purposes:

          (a) to conduct, operate and carry on the business of an investment company;

          (b) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, lend, write options on, exchange, distribute or otherwise dispose of and deal in and with securities of every nature, kind, character, type and form, including, without limitation of the generality of the foregoing, all types of stocks, shares, futures contracts, bonds, debentures, notes, bills and other negotiable or non-negotiable instruments, obligations, evidences of interest, certificates of interest, certificates of participation, certificates, interests, evidences of ownership, guarantees, warrants, options or evidences of indebtedness issued or created by or guaranteed as to principal and interest by any state or local government or any agency or instrumentality thereof by the United States Government or any agency, instrumentality, territory, district or possession thereof, by any foreign government or any agency, instrumentality, territory, district or possession thereof, by any corporation organized under the laws of any state, the United States or any territory or possession thereof or under the laws of any foreign country, bank certificates of deposit, bank time deposits, bankers' acceptances and commercial paper; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the Trust or otherwise; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any said instruments;

          (c) to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust;

          (d) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares including Shares in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or other assets of the appropriate series or class of Shares, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Ohio;

          (e) to conduct its business, promote its purposes, and carry on its operations in any and all of its branches and maintain offices both within and without the State of Ohio, in any and all States of the United States of America, in the District of Columbia, and in any other parts of the world; and

          (f) to do all and everything necessary, suitable, convenient, or proper for the conduct, promotion, and attainment of any of the businesses and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such businesses and purposes and which might be engaged in or carried on by a business trust organized under Ohio Revised Code Chapter 1746, and to have and exercise all of the powers conferred by the laws of the State of Ohio upon an Ohio business trust.

     The foregoing provisions of this Article II shall be construed both as purposes and powers and each as an independent purpose and power.

                                  ARTICLE III

                              BENEFICIAL INTEREST

     SECTION 1. Shares of Beneficial Interest. The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series and shall represent a separate investment portfolio of the Trust. The beneficial interest in each series at all times shall be divided into Shares, with or without par value as the Trustees may from time to time determine, each of which shall except as provided in the following sentence, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional shares. From time to time, the Trustees may divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

     SECTION 2. Ownership of Shares. The ownership of Shares will be recorded in the books of the Trust or a transfer agent. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the holders of Shares of each series and class and as to the number of Shares of each series and class held from time to time by each. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time.

     SECTION 3. Issuance of Shares. The Trustees are authorized, from time to time, to issue or authorize the issuance of Shares at not less than the par value thereof, if any, and to fix the price or the minimum price or the consideration (in cash and/or such other property, real or personal, tangible or intangible, as from time to time they may determine) or minimum consideration for such Shares. Anything herein to the contrary notwithstanding, the Trustees may issue Shares pro rata to the Shareholders of a series at any time as a stock dividend, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any stock dividend to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them.

     All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall belong irrevocably to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of " such series.

     Shares may be issued in fractional denominations to the same extent as whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Trust or of a particular series of Shares.

     SECTION 4. No Preemptive Rights; Derivative Suits. Shareholders shall have no preemptive or other right to subscribe for any additional Shares or other securities issued by the Trust. No action may be brought by a Shareholder on behalf of the Trust or a series unless a prior demand regarding such matter has been made on the Trustees and the Shareholders of the Trust or such series.

     SECTION 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Shareholder or Trustee personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder at any time personally may agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets or the assets of a particular series (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee personally).

                                   ARTICLE IV

                                    TRUSTEES

     SECTION 1. Election. A Trustee may be elected either by the Trustees or the Shareholders. The number of Trustees shall be fixed from time to time by the Trustees and, at or after the commencement of the business of the Trust, shall be not less than three. Each Trustee, whether serving as Trustee on the date hereof or hereafter becoming a Trustee, shall serve as a Trustee during the lifetime of this Trust, until such Trustee dies, resigns, retires, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his successor. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and, pursuant to this Section, may appoint Trustees to fill vacancies (including vacancies occurring by reason of an increase in the number of Trustees).

     SECTION 2. Powers. The Trustees shall have all powers necessary or desirable to carry out the purposes of the Trust, including, without limitation, the powers referred to in Article II hereof. Without limiting the generality of the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that they do not reserve that right to the Shareholders; they may fill vacancies in their number, including vacancies resulting from increases in their own number, and may elect and remove such officers and employ, appoint and terminate such employees or agents as they consider appropriate; they may appoint from their own number and terminate any one or more committees; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent and a Shareholder servicing agent, or both, provide for the distribution of Shares through a principal underwriter or otherwise, set record dates, and in general delegate such authority as they consider desirable (including, without limitation, the authority to purchase and sell securities and to invest funds, to determine the net income of the Trust for any period, the value of the total assets of the Trust and the net asset value of each Share, and to execute such deeds, agreements or other instruments either in the name of the Trust or the names of the Trustees or as their attorney or attorneys or otherwise as the Trustees from time to time may deem expedient) to any officer of the Trust, committee of the Trustees, any such employee, agent, custodian or underwriter or to any Manager.

     Without limiting the generality of the foregoing, the Trustees shall have full power and authority:

          (a) To invest and reinvest cash and to hold cash uninvested;

          (b) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (c) To hold any security or property in a form not indicating any trust whether in bearer, unregistered or other negotiable form or in the name of the Trust or a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

          (d) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

          (e) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (f) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

          (g) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

          (h) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (i) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or Managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or Manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

          (j) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

     Further, without limiting the generality of the foregoing, the Trustees shall have full power and authority to incur and pay out of the principal or income of the Trust such expenses and liabilities as may be deemed by the Trustees to be necessary or proper for the purposes of the Trust; provided, however, that all expenses and liabilities incurred by or arising in connection with a particular series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that series.

     Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the authority granted by the Trustees, as to the amount of the assets, debts, obligations or liabilities of the Trust or a particular series or class of Shares; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged); the price or closing bid or asked price of an investment owned or held by the Trust or a particular series; the market value of any investment or fair value of any other asset of the Trust or a particular series; the number of Shares outstanding; the estimated expense to the Trust or a particular series in connection with purchases of its Shares; the ability to liquidate investments in an orderly fashion; and the extent to which it is practicable to deliver a cross-section of the portfolio of the Trust or a particular series in payment for any such Shares, or as to any other matters relating to the issue, sale, purchase and/or other acquisition or disposition of investments or Shares of the Trust or a particular series, shall be final and conclusive, and shall be binding upon the Trust or such series and its Shareholders, past, present and future, and Shares are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

     SECTION 3. Meetings. At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     When a quorum is present at any meeting, a majority of the Trustees present may take an action, except when a larger vote is required by this Declaration of Trust, the By-Laws or the 1940 Act.

     Any action required or permitted to be taken at any meeting of the Trustees or of any committee thereof may be taken without a meeting, if a written consent to such action is signed by a majority of the Trustees or members of any such committee then in office, as the case may be, and such written consent is filed with the minutes of proceedings of the Trustees or any such committee.

     The Trustees or any committee designated by the Trustee may participate in a meeting of the Trustees or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     SECTION 4. Ownership of Assets of the Trust. Title to all of the assets of each series of Shares of the Trust at all times shall be considered as vested in the Trustees.

     SECTION 5. Investment Advice and Management Services. The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees from time to time may enter into a written contract or contracts with any person or persons (herein called the "Manager"), including any firm, corporation, trust or association in which any Trustee or Shareholder may be interested, to act as investment advisers and/or managers of the Trust and to provide such investment advice and/or management as the Trustees from time to time may consider necessary for the proper management of the assets of the Trust, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's Investments. Any such contract shall be subject to the requirements of the 1940 Act with respect to its continuance in effect, its termination and the method of authorization and approval of such contract, or any amendment thereto or renewal thereof.

     Any Trustee or any organization with which any Trustee may be associated also may act as broker for the Trust in making purchases and sales of securities for or to the Trust for its investment portfolio, and may charge and receive from the Trust the usual and customary commission for such service. Any organization with which a Trustee may be associated in acting as broker for the Trust shall be responsible only for the proper execution of transactions in accordance with the instructions of the Trust and shall be subject to no further liability of any sort whatever.

     The Manager, or any affiliate thereof, also may be a distributor for the sale of Shares by separate contract or may be a person controlled by or affiliated with any Trustee or any distributor or a person in which any Trustee or any distributor is interested financially, subject only to applicable provisions of law. Nothing herein contained shall operate to prevent any Manager, who also acts as such a distributor, from also receiving compensation for services rendered as such distributor.

     SECTION 6. Removal and Resignation of Trustees. The Shareholders (by vote of a majority of the outstanding Shares entitled to vote thereon) may remove at any time any Trustee with or without cause, and any Trustee may resign at any time as Trustee, without penalty by written notice to the Trust; provided that sixty days' advance written notice shall be given in the event that there are only three or fewer Trustees at the time a notice of resignation is submitted.

                                   ARTICLE V

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     SECTION 1. Voting Powers.  The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Article IV, Section 1, of this Declaration of Trust; provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) for the removal of Trustees as provided in Article IV,
Section 6, (iii) with respect to any Manager as provided in Article IV, Section 5, (iv) with respect to any amendment of this Declaration of Trust as provided in Article IX, Section 8, (v) with respect to the termination of the Trust or a series of Shares as provided in Article IX, Section 5, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration of the Trust with the Commission or any state, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote (except that in the election of Trustees said vote may be cast for as many persons as there are Trustees to be elected), and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of Shares, except (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes differently Shares shall be voted by individual series or class and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes then only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Whenever no Shares of any series or class are issued and outstanding, the Trustees may exercise with respect to such series or class all rights of Shareholders and may take any action required by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

     SECTION 2. Meetings. Meetings of the Shareholders may be called by the Trustees or such other person or persons as may be specified in the By-Laws and shall be called by the Trustees upon the written request of Shareholders owning at least 10% of the outstanding Shares entitled to vote. Shareholders shall be entitled to at least ten days' prior notice of any meeting.

     SECTION 3. Quorum and Required Vote. Thirty percent (30%) of the outstanding Shares shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then thirty percent (30%) of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournment and any adjourned session or sessions may be held within 90 days after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the ByLaws of the Trust and subject to any applicable requirements of law, a majority of the Shares voted shall decide any question and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

     SECTION 4. Action by Written Consent. Any action required or permitted to be taken at any meeting may be taken without a meeting if a consent in writing, setting forth such action, is signed by a majority of Shareholders entitled to vote on the subject matter thereof (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) and such consent is filed with the records of the Trust.

     SECTION 5. Additional Provisions. The By-Laws may include further provisions for Shareholders, votes and meetings and related matters.

                                   ARTICLE VI

                         DISTRIBUTIONS AND REDEMPTIONS

     SECTION 1. Distributions. The Trustees shall distribute periodically to the Shareholders of each series of Shares an amount approximately equal to the net income of that series, determined by the Trustees or as they may authorize and as herein provided. Distributions of income may be made in one or more payments, which shall be in Shares, cash or otherwise, and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees also may cause to be distributed to the Shareholders of any one or more series as of a record date or dates determined by the Trustees, in Shares, cash or otherwise, all or part of any gains realized on the sale or disposition of the assets of the series or all or part of any other principal of the Trust attributable to the series. Each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the series held by the several Shareholders on the record date for such distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. No distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine.

     SECTION 2. Determination of Net Income. In determining the net income of each series or class of Shares for any period, there shall be deducted from income for that period (a) such portion of all charges, taxes, expenses and liabilities due or accrued as the Trustees shall consider properly chargeable and fairly applicable to income for that period or any earlier period and (b) whatever reasonable reserves the Trustees shall consider advisable for possible future charges, taxes, expenses and liabilities which the Trustees shall consider properly chargeable and fairly applicable to income for that period or an earlier period. The net income of each series or class for any period may be adjusted for amounts included on account of net income in the net asset value of Shares issued or redeemed or repurchased during that period. In determining the net income of a series or class for a period ending on a date other than the end of its fiscal year, income may be estimated as the Trustees shall deem fair. Gains on the sale or disposition of assets shall not be treated as income, and losses shall not be charged against income unless appropriate under applicable accounting principles, except in the exercise of the discretionary powers of the Trustees. Any amount contributed to the Trust which is received as income pursuant to a decree of any court of competent jurisdiction shall be applied as required by the said decree.

     SECTION 3. Redemptions. Any Shareholder shall be entitled to require the Trust to redeem and the Trust shall be obligated to redeem at the option of such Shareholder all or any part of the Shares owned by said Shareholder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

          (a) Certificates for Shares, if issued, shall be presented for redemption in proper form for transfer to the Trust or the agent of the Trust appointed for such purpose, and these shall be presented with a written request that the Trust redeem all or any part of the Shares represented thereby.

          (b) The redemption price per Share shall be the net asset value per Share when next determined by the Trust at such time or times as the Trustees shall designate, following the time of presentation of certificates for Shares, if issued, and an appropriate request for redemption, or such other time as the Trustees may designate in accordance with any provision of the 1940 Act, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934, as determined by the Trustees, less any applicable charge or fee imposed from time to time as determined by the Trustees.

          (c) Net asset value of each series or class of Shares (for the purpose of issuance of Shares as well as redemptions thereof) shall be determined by dividing:

             (i) the total value of the assets of such series or class determined as provided in paragraph (d) below less to the extent determined by or pursuant to the direction of the Trustees in accordance with generally accepted accounting principles, all debts, obligations and liabilities of such series or class (which debts, obligations and liabilities shall include, without limitation of the generality of the foregoing, any and all debts, obligations, liabilities, or claims, of any and every kind and nature, fixed, accrued and otherwise, including the estimated accrued expenses of management and supervision, administration and distribution and any reserves or charges for any or all of the foregoing, whether for taxes, expenses, or otherwise, and the price of Shares redeemed but not paid for) but excluding the Trust's liability upon its Shares and its surplus, by

             (ii) the total number of Shares of such series or class outstanding.

          The Trustees are empowered, in their absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by them to be necessary to enable the Trust to comply with applicable law, or are deemed by them to be desirable, provided they are not inconsistent with any provision of the 1940 Act.

          (d) In determining for the purposes of this Declaration of Trust the total value of the assets of each series or class of Shares at any time, investments and any other assets of such series or class shall be valued in such manner as may be determined from time to time by or pursuant to the order of the Trustees.

          (e) Payment of the redemption price by the Trust may be made either in cash or in securities or other assets at the time owned by the Trust or partly in cash and partly in securities or other assets at the time owned by the Trust. The value of any part of such payment to be made in securities or other assets of the Trust shall be the value employed in determining the redemption price. Payment of the redemption price shall be made on or before the seventh day following the day on which the Shares are improperly presented for redemption hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made and, except as postponement of the date of payment may be permissible under the 1940 Act.

          Pursuant to resolution of the Trustees, the Trust may deduct from the payment made for any Shares redeemed a liquidating charge not in excess of an amount determined by the Trustees from time to time.

          (f) The right of any holder of Shares redeemed by the Trust as provided in this Article VI to receive dividends or distributions thereon and all other rights of such Shareholder with respect to such Shares shall terminate at the time as of which the redemption price of such Shares is determined, except the right of such Shareholder to receive (i) the redemption price of such Shares from the Trust in accordance with the provisions hereof, and (ii) any dividend or distribution to which such Shareholder previously had become entitled as the record holder of such Shares on the record date for such dividend or distribution.

          (g) Redemption of Shares by the Trust is conditional upon the Trust having funds or other assets legally available therefor.

          (h) The Trust, either directly or through an agent, may repurchase its Shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Trustees shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per Share as determined by or pursuant to the order of the Trustees at such time or times as the Trustees shall designate, less any applicable charge, if and as fixed by the Trustees from time to time, and to take all other steps deemed necessary or advisable in connection therewith.

          (i) Shares purchased or redeemed by the Trust shall be cancelled or held by the Trust for reissue, as the Trustees from time to time may determine.

          (j) The obligations set forth in this Article VI may be suspended or postponed, (1) for any period (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or (ii) during which trading on the New York Stock Exchange is restricted, (2) for any period during which an emergency exists as a result of which (i) the disposal by the Trust of investments owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (3) for such other periods as the Commission or any successor governmental authority by order may permit.

     Notwithstanding any other provision of this Section 3 of Article VI, if certificates representing such Shares have been issued, the redemption or repurchase price need not be paid by the Trust until such certificates are presented in proper form for transfer to the Trust or the agent of the Trust appointed for such purpose; however, the redemption or repurchase shall be effective, in accordance with the resolution of the Trustees, regardless of whether or not such presentation has been made.

     SECTION 4. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Share of any Shareholder at the net asset value thereof as determined in accordance with Section 3 of
Article VI of this Declaration of Trust: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees, or (ii) to the extent that such Shareholder owns Shares of a particular series or class of Shares equal to or in excess of a percentage of the outstanding Shares of that series or class determined from time to time by the Trustees, or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

     SECTION 5. Dividends, Distributions, Redemptions and Repurchases. No dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any redemption or repurchase of, the Shares of any series shall be effected by the Trust other than from the assets of such series.

                                  ARTICLE VII

                         COMPENSATION AND LIMITATION OF
                             LIABILITY OF TRUSTEES

     SECTION 1. Compensation. The Trustees shall be entitled to reasonable compensation from the Trust and may fix the amount of their compensation.

     SECTION 2. Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee or Manager of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Every note, bond, contract, instrument, certificate, share, or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust, shall be deemed conclusively to have been executed or done only in their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                  ARTICLE VIII

                                INDEMNIFICATION

     SECTION 1. Indemnification of Trustees, Officers, Employees and
Agents. Each person who is or was a Trustee, officer, employee or agent of the Trust or who serves or has served at the Trust's request as a director, officer or trustee of another entity in which the Trust has or had any interest as a shareholder, creditor or otherwise shall be entitled to indemnification out of the assets of the Trust to the extent provided in, and subject to the provisions of, the By-Laws, provided that no indemnification shall be granted by the Trust in contravention of the 1940 Act.

     SECTION 2. Merged Corporations. For the purposes of this Article VIII references to "the Trust" include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents as well as the resulting or surviving entity; so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such a constituent corporation as a trustee, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this
Article VIII with respect to the resulting or surviving entity as he would have with respect to such a constituent corporation if its separate existence had continued.

     SECTION 3. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the particular series of Share of which he is or was a Shareholder to be held harmless from and indemnified against all losses and expenses arising from such liability. Upon request, the Trust shall cause its counsel to assume the defense of any claim which, if successful, would result in an obligation of the Trust to indemnify the Shareholder as aforesaid.

                                   ARTICLE IX

                STATUS OF THE TRUST AND OTHER GENERAL PROVISIONS

     SECTION 1. Trust Not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally either the Trust's Trustees or officers or any Shareholders. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     SECTION 2. Trustee's Good Faith Action, Expert Advice, No Bond or
Surety. The exercise by the Trustees of their powers and discretion hereunder under the circumstances then prevailing, shall be binding upon every one interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article IX shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     SECTION 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees pursuant hereto or to see to the application of any payments made or property transferred to the Trust or upon its order.

     SECTION 4. Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     SECTION 5. Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.

     Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall reduce, in accordance with such procedures as the Trustees consider appropriate, the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, provided that any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them.

     SECTION 6. Filing of Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each such amendment shall be filed by the Trust with the Secretary of State of the State of Ohio, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendment. In this instrument or in any such amendment, references to this instrument, and all expressions like "herein," "hereof," and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendment. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     SECTION 7. Applicable Law. The Trust set forth in this instrument is made in the State of Ohio and it is created under and is to be governed by and construed and administered according to the laws of said state, including, without limitation, Ohio Revised Code Chapter 1746. The Trust shall be of the type commonly called an Ohio business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     SECTION 8. Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of Shareholders holding a majority of the Shares outstanding and entitled to vote, except that an amendment which shall affect the holders of one or more series or class of Shares but not the holders of all outstanding series or classes of Shares shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of the series or classes affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

     SECTION 9. Counterparts. This Declaration of Trust may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     IN WITNESS WHEREOF, the undersigned Trustees have hereunto set their hands as of the day and year first above written.

/s/ DENIS J. AMATO
------------------------------------------------------
Denis J. Amato

/s/ BURTON D. MORGAN
------------------------------------------------------
Burton D. Morgan

/s/ MICHAEL A. ROSSI
------------------------------------------------------
Michael A. Rossi, C.P.A.

/s/ RICHARD A. BARONE
------------------------------------------------------
Richard A. Barone

/s/ MURLAN J. MURPHY, JR.
------------------------------------------------------
Murlan J. Murphy, Jr.

                                                                     EXHIBIT "B"

                  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
                             (INVESTOR SHARES ONLY)

     WHEREAS, Maxus Income Fund (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trust is comprised of the series set forth on Schedule 1, as such schedule is revised from time to time (each, a "Portfolio"); and

     WHEREAS, the shares of each Portfolio are divided into two classes, namely, Investor Shares and Institutional Shares; and

     WHEREAS, the Trust desires to adopt this Plan pursuant to Rule 12b-1 under the Act, and the Trust's Board has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Portfolios and holders of the Investor Shares; and

     WHEREAS, the Trust engages Maxus Securities Corp. (the "Distributor") as distributor for the Portfolios' shares (the "Shares") pursuant to a Distribution Agreement dated as of the date hereof.

     NOW, THEREFORE, the Trust hereby adopts, and the Distributor hereby agrees to the terms of, this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

          1. (a) Each Portfolio shall pay the Distributor a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Investor Shares of such Portfolio.

            (b) Such fee will be used by the Distributor to make payments for administration, shareholder services and distribution assistance for holders of Investor Shares, including, but not limited to
                (i) compensation to securities dealers and other persons and organizations (collectively, "Service Organizations"), for providing distribution assistance with respect to Investor Shares, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Investor Shares, and (iii) otherwise promoting the sale of Investor Shares, including paying for the preparation of advertising and sales literature and the printing and distribution of such materials to prospective investors. The Distributor shall determine the amounts to be paid to third parties and the basis on which such payments will be made. Payments to a third party are subject to compliance by the third party with the terms of any related Plan agreement between the third party and the Distributor.

            (c) For the purposes of determining the fees payable under this
                Plan, the value of each Portfolio's net assets shall be computed in the manner specified in the Trust's charter documents as then in effect for the computation of the value of such Portfolio's net assets.

          2. As respects each Portfolio, this Plan shall not take effect until it, together with any related agreement, has been approved by vote of a majority of both (a) the Trust's Board and (b) those Trustees who are not "interested persons" of the Trust (as defined by the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related Agreements.

          3. As respects each Portfolio, this Plan shall remain in effect until December 31, 1998 and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

          4. The Distributor shall provide to the Trust's Board and the Board shall review, at least quarterly, a written report of amounts paid hereunder and the purposes for which they were made.

          5. As respects each Portfolio, this Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding Investor Shares of such Portfolio.

          6. This Plan may not be amended as to any Portfolio to increase materially the amount of compensation payable pursuant to paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding Investor Shares of such Portfolio. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

          7. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

          8. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

          9. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name Maxus Equity Fund is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated November 19, 1997, as amended from time to time, and all persons dealing with the Trust must look solely to the property of the Trust for enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

     IN WITNESS WHEREOF, the Trust, on behalf of each Portfolio, and the Distributor have executed this Plan as of the date set forth below.

Dated: November 19, 1997

                                          MAXUS INCOME FUND

                                          By: /s/ RICHARD A. BARONE, CHAIRMAN
                                            ------------------------------------

                                          MAXUS SECURITIES CORP.

                                          By: /s/ RICHARD A. BARONE, PRESIDENT
                                            ------------------------------------

                                   SCHEDULE 1
                                 NAME OF SERIES

                               MAXUS INCOME FUND

       PROXY                       MAXUS INCOME FUND                       PROXY

                   SPECIAL MEETING OF SHAREHOLDERS -- MARCH 2, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

           The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on March 2, 1998, at 6:00 p.m. local time, and any adjournments thereof.

       (1) Election of Trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         RICHARD A. BARONE,  DENIS J. AMATO,  BURTON D. MORGAN,
         MURLAN J. MURPHY, JR.,  MICHAEL A. ROSSI

       (2) Proposal to adopt a Second Amended and Restated Declaration of Trust.

       (3) Proposal to adopt a Distribution and Shareholder Servicing Plan.

       (4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
      HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
             WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE VOTE PROMPTLY.

                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

       MAXUS INCOME FUND    (CONTINUED FROM THE OTHER SIDE)

         (1) ELECTION OF TRUSTEES                (2) TO ADOPT THE SECOND                 (3) TO ADOPT THE DISTRIBUTION AND
             (Vote for all nominees except as        AMENDED AND RESTATED                    SHAREHOLDER SERVICING PLAN
             indicated on reverse side.)             DECLARATION OF TRUST
                          WITHHOLD
                FOR       AUTHORITY                   FOR        AGAINST      ABSTAIN      FOR        AGAINST    ABSTAIN
                [ ]          [ ]                      [ ]          [ ]          [ ]        [ ]          [ ]        [ ]
                                                                                               DO YOU PLAN TO ATTEND THE
                                                                                               ANNUAL MEETING
                                                                                               [ ] YES        [ ] NO
                                                                                               DATED:                , 1998
                                                                                               ____________________________
                                                                                               ____________________________
                                                                                               (Signature of
                                                                                               Shareholder(s))
                                                                                               Please sign exactly as
                                                                                               name appears in the box on
                                                                                               the left. When signing as
                                                                                               attorney, executor,
                                                                                               administrator, trustee or
                                                                                               guardian, please give your
                                                                                               title as such. If a
                                                                                               corporation, please sign
                                                                                               in full corporate name by
                                                                                               president or other
                                                                                               authorized officer. If a
                                                                                               partnership, please sign
                                                                                               partnership name by
                                                                                               authorized person. If a
                                                                                               joint account, please
                                                                                               provide both signatures.

       PROXY                       MAXUS EQUITY FUND                       PROXY

                   SPECIAL MEETING OF SHAREHOLDERS -- MARCH 2, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

           The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Equity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on March 2, 1998, at 6:00 p.m. local time, and any adjournments thereof.

       (1) Election of Trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         RICHARD A. BARONE,  DENIS J. AMATO,  BURTON D. MORGAN,
         MURLAN J. MURPHY, JR.,  MICHAEL A. ROSSI

       (2) Proposal to adopt an Amended and Restated Declaration of Trust.

       (3) Proposal to adopt a Distribution and Shareholder Servicing Plan.

       (4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
             WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE VOTE PROMPTLY.

                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

       MAXUS EQUITY FUND    (CONTINUED FROM THE OTHER SIDE)

         (1) ELECTION OF TRUSTEES                (2) TO ADOPT THE AMENDED AND RESTATED   (3) TO ADOPT THE DISTRIBUTION AND
             (Vote for all nominees except as        DECLARATION OF TRUST                    SHAREHOLDER SERVICING PLAN
             indicated on reverse side.)
                          WITHHOLD
                FOR       AUTHORITY                   FOR        AGAINST      ABSTAIN        FOR      AGAINST    ABSTAIN
                [ ]          [ ]                      [ ]          [ ]          [ ]          [ ]        [ ]        [ ]
                                                                                               DO YOU PLAN TO ATTEND THE
                                                                                               ANNUAL MEETING
                                                                                               [ ] YES        [ ] NO
                                                                                               DATED:                , 1998
                                                                                               ____________________________
                                                                                               ____________________________
                                                                                               (Signature of
                                                                                               Shareholder(s))
                                                                                               Please sign exactly as
                                                                                               name appears in the box on
                                                                                               the left. When signing as
                                                                                               attorney, executor,
                                                                                               administrator, trustee or
                                                                                               guardian, please give your
                                                                                               title as such. If a
                                                                                               corporation, please sign
                                                                                               in full corporate name by
                                                                                               president or other
                                                                                               authorized officer. If a
                                                                                               partnership, please sign
                                                                                               partnership name by
                                                                                               authorized person. If a
                                                                                               joint account, please
                                                                                               provide both signatures.


       PROXY                      MAXUS LAUREATE FUND                      PROXY

                   SPECIAL MEETING OF SHAREHOLDERS -- MARCH 2, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

           The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Laureate Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on March 2, 1998, at 6:00 p.m. local time, and any adjournments thereof.

       (1) Election of Trustees: (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         RICHARD A. BARONE,  DENIS J. AMATO,  BURTON D. MORGAN,
         MURLAN J. MURPHY, JR.,  MICHAEL A. ROSSI

       (2) Proposal to adopt an Amended and Restated Declaration of Trust.

       (3) Proposal to adopt a Distribution and Shareholder Servicing Plan.

       (4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
             WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE VOTE PROMPTLY.

                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

       MAXUS LAUREATE FUND  (CONTINUED FROM THE OTHER SIDE)

         (1) ELECTION OF TRUSTEES                (2) TO ADOPT THE AMENDED AND RESTATED   (3) TO ADOPT THE DISTRIBUTION AND
             (Vote for all nominees except as        DECLARATION OF TRUST                    SHAREHOLDER SERVICING PLAN
             indicated on reverse side.)
                          WITHHOLD
                FOR       AUTHORITY                   FOR        AGAINST      ABSTAIN        FOR      AGAINST    ABSTAIN
                [ ]          [ ]                      [ ]          [ ]          [ ]          [ ]        [ ]        [ ]
                                                                                               DO YOU PLAN TO ATTEND THE
                                                                                               ANNUAL MEETING
                                                                                               [ ] YES        [ ] NO
                                                                                               DATED:                , 1998
                                                                                               ____________________________
                                                                                               ____________________________
                                                                                               (Signature of
                                                                                               Shareholder(s))
                                                                                               Please sign exactly as
                                                                                               name appears in the box on
                                                                                               the left. When signing as
                                                                                               attorney, executor,
                                                                                               administrator, trustee or
                                                                                               guardian, please give your
                                                                                               title as such. If a
                                                                                               corporation, please sign
                                                                                               in full corporate name by
                                                                                               president or other
                                                                                               authorized officer. If a
                                                                                               partnership, please sign
                                                                                               partnership name by
                                                                                               authorized person. If a
                                                                                               joint account, please
                                                                                               provide both signatures.
